SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2004

ISCO INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22302	36-3688459
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

451 Kingston Court, Mt. Prospect, Illinois	60056
(Address of Principal Executive Offices)	(Zip Code)

(847) 391-9400

(Registrant’s telephone number, including area code)

Item 5. Other Events.

Loan Financing

On July 23, 2004, ISCO International, Inc. (the “Company”), Manchester Securities Corporation (“Manchester”), Alexander Finance, L.P. (“Alexander” and together with Manchester, the “Lenders”), Spectral Solutions, Inc. (“Spectral”) and Illinois Superconductor Canada Corporation (“ISCO Canada” and together with Spectral, the “Guarantors”) amended the terms of their October 23, 2002 Loan Agreement, as amended and restated on October 24, 2003 and as further amended on February 24, 2004 (together, the “Original Loan Agreement”) and certain related agreements, (together, the “Second Amendment to Loan Documents”) to reflect (i) that the aggregate loan commitments to the Company be increased from $6,000,000 to $6,500,000; (ii) that, after giving effect to such increase, the Company will simultaneously draw all of the remaining $1,500,000 financing, representing $1,000,000 under the Original Loan Agreement and the $500,000 increase under this Second Amendment to Loan Documents (the “New Loan”); (iii) that the pro rata commitment of each Lender be adjusted, such that Alexander will commit up to $825,000 of the New Loan and Manchester will commit up to $675,000 of the New Loan; (iv) the issuance of secured 14% grid notes in the amounts of $386,900 and $113,100 to Alexander and Manchester, respectively, for the balance of the New Loan not covered by existing notes under the Original Loan Agreement; and (v) that certain conforming changes be made to the related security agreement and the related guaranties.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c)	Exhibits

10.1	Second Amended and Restated Loan Agreement dated July 23, 2004 by and among Manchester Securities Corporation, Alexander Finance, L.P., and ISCO International, Inc.

10.2	Second Amended and Restated Security Agreement dated July 23, 2004 by and among ISCO International, Inc., Spectral Solutions, Inc., Illinois Superconductor Canada Corporation, Manchester Securities Corporation and Alexander Finance, L.P.

10.3	Secured 14% Grid Note dated July 23, 2004 between ISCO International, Inc. and Alexander Finance, L.P. in the principal amount of $386,900.

10.4	Secured 14% Grid Note dated July 23, 2004 between ISCO International, Inc. and Manchester Securities Corporation in the principal amount of $118,100.

10.5	Second Amended and Restated Guaranty of Spectral Solutions, Inc. dated July 23, 2004

10.6	Second Amended and Restated Guaranty of Illinois Superconductor Canada Corporation, Inc. dated July 23, 2004

99.1	Press release dated July 27, 2004 announcing the financing.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

ISCO International, Inc.
Date: July 28, 2004
	By:	/s/ Frank Cesario
Frank Cesario
Chief Financial Officer

Exhibit Index

10.1*	Amendment to Loan Documents dated July 23, 2004 by and among Manchester Securities Corporation, Alexander Finance, L.P., ISCO International, Inc., Spectral Solutions, Inc, and Illinois Superconductor.

10.2*	Second Amended and Restated Security Agreement dated July 23, 2004 by and among ISCO International, Inc., Spectral Solutions, Inc., Illinois Superconductor Canada Corporation, Manchester Securities Corporation and Alexander Finance, L.P.

10.3*	Secured 14% Grid Note dated July 23, 2004 between ISCO International, Inc. and Alexander Finance, L.P. in the principal amount of $386,900.

10.4*	Secured 14% Grid Note dated July 23, 2004 between ISCO International, Inc. and Manchester Securities Corporation in the principal amount of $118,100.

10.5*	Second Amended and Restated Guaranty of Spectral Solutions, Inc. dated July 23, 2004

10.6*	Second Amended and Restated Guaranty of Illinois Superconductor Canada Corporation, Inc. dated July 23, 2004

99.1*	Press release dated July 27, 2004 announcing the financing.

*	Filed herewith.